Exhibit I

to

Schedule 13G

Ameriprise Financial, Inc., a Delaware Corporation, is a parent holding company. The classification and identity of the relevant subsidiaries is as follows:

Non-US Institution in accordance with Rule 13d-1(b)(1)(ii)(J) – TAM UK International Holdings Limited, a private limited company incorporated in England and Wales, is a holding company and parent entity to Threadneedle Holdings Limited.

Non-US Institution in accordance with Rule 13d-1(b)(1)(ii)(J) – Threadneedle Holdings Limited, a private limited company incorporated in England and Wales, is a holding company and is the parent entity to TAM UK Holdings Limited.

Non-US Institution in accordance with Rule 13d-1(b)(1)(ii)(J) – TAM UK Holdings Limited, a private limited company incorporated in England and Wales, is a holding company and is the parent entity to Threadneedle Asset Management Holdings Limited.

Non-US Institution in accordance with Rule 13d-1(b)(1)(ii)(J) – Threadneedle Asset Management Holdings Limited, a private limited company incorporated in England and Wales, is a holding company and is the parent entity to TC Financing Limited.

Non-US Institution in accordance with Rule 13d-1(b)(1)(ii)(J) – TC Financing Limited, a private limited company incorporated in England and Wales, is a holding company and is the parent entity to Threadneedle Asset Management Limited.

Non-US Institution in accordance with Rule 13d-1(b)(1)(ii)(J) – Threadneedle Asset Management Limited, a private limited company incorporated in England and Wales, is an investment adviser authorized and regulated by the UK Financial Conduct Authority.

Non-US Institution in accordance with Rule 13d-1(b)(1)(ii)(J) – Threadneedle Investment Services Limited, a private limited company incorporated in England and Wales, is a management company authorized and regulated by the U.K. Financial Conduct Authority.

Exhibit II

to

Schedule 13G

Joint Filing Agreement

The undersigned persons agree and consent to the joint filing on their behalf of this Schedule 13G dated February 14, 2025 in connection with their beneficial ownership of Energy Recovery, Inc. Each of TAM UK International Holdings Limited, Threadneedle Holdings Limited, TAM UK Holdings Limited, Threadneedle Asset Management Holdings Limited, TC Financing Limited, Threadneedle Asset Management Limited and Threadneedle Investment Services Limited authorizes Ameriprise Financial, Inc. to execute the Schedule 13G to which this Exhibit is attached and make any necessary amendments thereto.

Ameriprise Financial, Inc.

By: /s/ Michael G. Clarke

Name: Michael G. Clarke

Title: Senior Vice President, North America Head of Operations & Investor Services

TAM UK International Holdings Limited

By Columbia Management Investment Advisers, LLC, as Attorney in Fact

By: /s/ Michael G. Clarke

Name: Michael G. Clarke

Title: Senior Vice President, North America Head of Operations & Investor Services

Threadneedle Holdings Limited

By Columbia Management Investment Advisers, LLC, as Attorney in Fact

By: /s/ Michael G. Clarke

Name: Michael G. Clarke

Title: Senior Vice President, North America Head of Operations & Investor Services

TAM UK Holdings Limited

By Columbia Management Investment Advisers, LLC, as Attorney in Fact

By: /s/ Michael G. Clarke

Name: Michael G. Clarke

Title: Senior Vice President, North America Head of Operations & Investor Services

Threadneedle Asset Management Holdings Limited

By Columbia Management Investment Advisers, LLC, as Attorney in Fact

By: /s/ Michael G. Clarke

Name: Michael G. Clarke

Title: Senior Vice President, North America Head of Operations & Investor Services

TC Financing Ltd

By Columbia Management Investment Advisers, LLC, as Attorney in Fact

By: /s/ Michael G. Clarke

Name: Michael G. Clarke

Title: Senior Vice President, North America Head of Operations & Investor Services

Threadneedle Asset Management Limited

By Columbia Management Investment Advisers, LLC, as Attorney in Fact

By: /s/ Michael G. Clarke

Name: Michael G. Clarke

Title: Senior Vice President, North America Head of Operations & Investor Services

Threadneedle Investment Services Limited

By Columbia Management Investment Advisers, LLC, as Attorney in Fact

By: /s/ Michael G. Clarke

Name: Michael G. Clarke

Title: Senior Vice President, North America Head of Operations & Investor Services

Exhibit III

to

Schedule 13G

Powers of Attorney

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that TAM UK International Holdings Limited, a company incorporated under the laws of England and Wales under registered number 12728685, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 9th day of December, 2020, by the undersigned as authorized representative of Threadneedle.

For and on behalf of TAM UK International Holdings Limited

By: /s/ Nick Ring

Name: Nick Ring

Title: Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Holdings Limited, a limited liability company incorporated under the laws of England and Wales under registered number 07398893, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this _18_ day of _December_________, 2019_, by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Holdings Limited

By: /s/ Peter Stone

Name: Peter Stone

Title: Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that TAM UK Holdings Limited a company incorporated under the laws of England and Wales under registered number 06779814, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day of

December , 2019 , by the undersigned as authorized representative of Threadneedle.

For and on behalf of TAM UK Holdings Limited

By: /s/ Peter Stone

Name: Peter Stone

Title: Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Asset Management Holdings Limited, a company incorporated under the laws of England and Wales under registered number 03554212, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day of December , 2019 , by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Asset Management Holdings Limited

By: /s/ Peter Stone

Name: Peter Stone

Title: Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that TC Financing Limited a company incorporated under the laws of England and Wales under registered number 07466657, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day

December , 2019 , by the undersigned as authorized representative of Threadneedle.

For and on behalf of TC Financing Limited

By: /s/ Peter Stone Name: Peter Stone

Title: Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Asset Management Limited, a company incorporated under the laws of England and Wales under registered number 00573204, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 18 day of

December , 2019 , by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Asset Management Limited

By: /s/ Peter Stone

Name: Peter Sone

Title: Director

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a Limited Power of Attorney, that Threadneedle Investment Services Limited, a company incorporated under the laws of England and Wales under registered number 3701768, with its principal place of business at Cannon Place, 78 Cannon Street, London, EC4N 6AG (“Threadneedle”), does hereby constitute and appoint Columbia Management Investment Advisers, LLC (“CMIA”), a Minnesota limited liability company with its principal office at 225 Franklin Street, Boston, MA 02110, as its true and lawful agent and attorney-in-fact with full power of substitution and revocation and with the power to execute and file with the appropriate governmental agencies within the United States, for and on behalf of Threadneedle, substantial shareholding reports, amendments to substantial shareholding reports, corrections thereto and other documents ancillary to such reports as required by applicable laws and regulations (the “Reports”) and to do any and all acts that said agent and attorney-in-fact deems necessary or appropriate in order to file such Reports.

This Limited Power of Attorney shall remain in effect until revoked in writing by Threadneedle.

IN WITNESS WHEREOF, this power of attorney was made as of this 11 day of December, 2019, by the undersigned as authorized representative of Threadneedle.

For and on behalf of Threadneedle Investment Services Limited

By: /s/ Peter Stone Name: Peter Stone

Title: Director